SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      MARCH 16, 1999
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                              ARGUSS HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                 000-19589                   02-0413153
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(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)             File No.)               Identification No.)


           One Church Street, Suite 302
               Rockville, Maryland                                 20850
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     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (301) 315-0027
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ITEM 5.  OTHER EVENTS.

Arguss Holdings, Inc. (the "Corporation") has entered into a Letter of Intent with Heller Industries, Inc., ("Heller") with respect to the proposed merger of Conceptronic, Inc., ("Conceptronic"), a subsidiary of the Corporation, with Heller and the simultaneous spin-off of the combined entity to the shareholders of Heller and the Corporation. The resulting corporation will also privately raise additional capital to finance its future growth. David Heller will become the Chief Executive Officer of the resulting corporation and Rainer Bosselmann will become the non-executive Chairman of the Board. The consummation of this proposed transaction is contingent upon the completion of a due diligence analysis, the negotiation and execution of a definitive merger agreement, approval of both companies' boards of directors and other conditions.

Conceptronic is a manufacturer of highly advanced, computer-controlled capital equipment used in the electronic, surface mount technology circuit assembly industry.

Conceptronic's equipment is sold to many of the world's largest automotive, telecommunications, aerospace, computer and contract assembly manufacturers. Heller is also a manufacturer of computer-controlled capital equipment used in the electronic SMT circuit assembly industry.

The Corporation also announced the increase of its revolving credit facility from $50 million to $100 million to fund internal growth and the Corporation's selective acquisition strategy. The increased facility is provided by a syndicate of banks led by NationsBank, N.A. Other banks in the syndicate are Fleet Bank, N.A., National City Bank, KeyBank National Association, Union Bank of California, N.A. and Crestar Bank.

Certain statements contained herein are "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, those discussed in filings made by the Corporation with the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARGUSS HOLDINGS, INC.


Date     March 25, 1999               By: /s/ Rainer H. Bosselmann
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                                              Rainer H. Bosselmann
                                              Chairman of the Board and
                                              Chief Executive Officer